UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) March 27, 2006
                                                     --------------------------

                         Comdisco Holding Company, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                000-499-68                         54-2066534
-------------------------------------------------------------------------------
          (Commission File Number)         (IRS Employer Identification No.)


   5600 NORTH RIVER ROAD, SUITE 800  ROSEMONT, ILLINOIS            60018
-------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

                                 (847) 698-3000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On March 27, 2006, Comdisco Holding Company, Inc. issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description

     99.1         Press Release of Comdisco Holding Company, Inc., dated
                  March 27, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMDISCO HOLDING
                                        COMPANY, INC.


Dated: March 27, 2006                   By:  /s/ Robert E. T. Lackey
                                             ---------------------------------
                                        Name:  Robert E. T. Lackey
                                        Title:  Authorized Representative

                                 EXHIBIT INDEX

Exhibit No.       Description

     99.1         Press Release of Comdisco Holding Company, Inc., dated
                  March 27, 2006